Abraxas Petroleum Corporate Update August 2015 Raven Rig #1; McKenzie County, ND Exhibit 99.1

2 The information presented herein may contain predictions, estimates and other forward- looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, availability of capital, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals. Forward-Looking Statements

3 I. Abraxas Petroleum Overview

Corporate Profile

ABRAXAS

NASDAQ: AXAS

Headquarters	San Antonio	EV/BOE[3,4,5]	$7.11
Employees[1]	94	Proved Reserves[8]	42.4 mmboe
		% Oil	~69%
Shares outstanding[2]	106.2 mm	% Proved developed	~41%
Market cap[4]	$165.7 mm	Production[6]	5,471 boepd
Net debt[3]	$114.9 mm	R/P Ratio[7]	21.2x
PV-10[8]	$637.4 mm	2015E CAPEX	$55.0 mm

(1) Does not include 26 employees associated with the Company's wholly owned subsidiary, Raven Drilling.
(2) Shares outstanding for the quarter ended June 30, 2015.
(3) Total debt including RBL facility, rig loan and building mortgage less cash as of June 30, 2015.
(4) Share price as of August 21, 2015.
(5) Enterprise value includes working capital deficit (excluding current hedging assets and liabilities) as of June 30, 2015, but does not include building mortgage or rig loan. Includes RBL facility, rig loan and building mortgage less cash as of December 31, 2014.
(6) Average production for the quarter ended June 30, 2015.
(7) Calculation using average production for the quarter ended June 30, 2015 annualized and net proved reserves as of December 31, 2014.
(8) Proved reserves as of December 31, 2014. Uses SEC YE2014 average pricing of $95.28/bbl and $4.35/mcf. See appendix for reconciliation of PV-10 to standardized measure.

4

5  Exposure to "core" acreage in Bakken, Eagle Ford, PRB and Permian  Targeted acreage acquisitions in geologically controlled areas of core basins Premier Position Value + Growth  Disciplined, ROR focused development model  Visible/repeatable growth Significant Flexibility  CAPEX can be reduced or accelerated in matter of weeks as oil/service prices dictate  Company owned rig in Bakken Financially Sound  Maintain low leverage financial profile as measured on Debt/EBITDA(1) basis  High margin, crude oil weighted production base (1) Debt calculation excludes building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA) and is based on internal management estimates. Please see appendix for EBITDA reconciliation. Experienced Leadership  Senior management with average 33 years of industry experience Abraxas Highlights

6 Proved Reserves(1) – 42.4 mmboe Production(2) – 5,471 boepd Reserve Mix(1) Revenue By Production Stream(2) Reserve / Production Summary High-quality, Long-Lived, Oil Weighted Assets (1) Net proved reserves as of December 31, 2014. (2) For the quarter ended June 30, 2015. Oil 69% Gas 22% NGL 9% Gulf Coast/ Eagle Ford 34% Rockies 55% Permian 11% Oil Sales 89% Gas Sales 8% NGL Sales 3% Gulf Coast/ Eagle Ford 28% Rockies 60% Permian 12%

7 (Bo p d ) (1) Total Debt includes RBL facility, Rig Loan and Building Loan. TTM recurring EBITDA. Equivalent to Revenue – Realized Hedge Settlements – LOE – Production Taxes – Cash G&A – Other Expenses. Does not include EBITDA contribution from Raven Drilling or contributions from liquidated hedge settlements. Please see appendix for EBITDA reconciliation. (2) 2015 estimate assumes the midpoint of 2015 guidance of 6,500 – 7,000 boepd and 2015 guidance for an average 69% crude oil production percentage. Prudent Growth Growing Oil Volumes while Prudently Managing the Balance Sheet (D eb t/ T TM R ec u rr in g EB IT D A ) Daily Oil Production vs. Debt/TTM Recurring EBITDA (1) 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2010A 2011A 2012A 2013A 2014A 2015E (2) Oil Production Debt/TTM Recurring EBITDA (1)

8 Williston: Bakken / Three Forks Powder River Basin: Turner Eastern Shelf: Conventional & Emerging Hz Oil Eagle Ford Shale Delaware Basin: Montoya/Devonian/Miss Gas, Shallow Oil, Emerging Hz Oil Rocky Mountain Gulf Coast Permian Basin Legend Proved Reserves (mmboe)(1): 42.4  Proved Developed(1): 41%  Oil(1): 69% Abraxas Petroleum Corporation Core Regions (1) Net proved reserves as of December 31, 2014.

9 II. Strategic Plan

10 Business Plan: 2015 and Beyond FOCUSED DEVELOPMENT  Focused, high quality drilling inventory ▫ Add individual units in Bakken and Eagle Ford in specific geologic areas ▫ Better match of cash flow to CAPEX and subsequent returns  Visible and predictable growth profile  Ability to utilize cash flow and balance sheet to bolster production, reserves and inventory with bolt on acquisitions primarily in the Bakken and Eagle Ford (1) RATE OF RETURN DRIVEN GROWTH  Production growth the outcome of making sound financial decisions  Utilize proven operating/engineering competency to drive down costs and enhance well performance  Potential to supplement production growth profile with bolt on acquisitions in a distressed environment (1) PRUDENT FINANCIAL MANAGEMENT  Maintain low leverage financial profile as measured on a Debt / EBITDA(2) basis  Maintain clean capital structure (1) No guarantee can be made as to management finding or transacting on acquisitions at acceptable terms. (2) Debt calculation excludes building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA) and is based on internal management estimates. Please see appendix for EBITDA reconciliation. Strategic Plan – 2015+

11 III. Abraxas Petroleum Financial Overview

12 2015 Operating and Financial Guidance 2015E Production Low High Total (Boepd) 6,500 7,000 % Oil 69% % NGL 9% % Natural Gas 22% Operating Costs Low High LOE ($/BOE) $10.00 $12.00 Production Tax (% Rev) 9.0% 10.0% Cash G&A ($mm) $8.5 $10.5 CAPEX (midpoint, $mm) $55

13 IV. Asset Base Overview

14 Bakken / Three Forks Positioned in Core Areas North Fork 5,209 Net Acres North Fork Area  McKenzie County, ND Lillibridge Area  McKenzie County, ND South Elm Coulee Area  Richland County, MT Lillibridge South Elm Coulee

Bakken / Three Forks

North Fork/Lillibridge Potential



PERSHING
NORTH FORK
Legend
Middle Bakken Drilled
Three Forks Drilled
Middle Bakken Proposed
Three Forks Proposed

North Fork/Lillibridge

- 27 operated completed wells
- 3 wells completing
- 6 operated wells drilling
- Planned nine multi-well pads at 660 foot spacing
- 46 additional operated wells at 660 foot spacing
  - 15 potential wells on majority held unit
  - Assumes downspacing approval by NDIC
- 2nd Bench TF test
  - Recent participation in successful offsetting well
  - ~20 additional potential operated locations
- Additional 3rd Bench Three Forks potential

15

16 Bakken / Three Forks North Fork/Lillibridge Performance/Economics Middle Bakken: ROR vs CAPEX (1) (1) Uses strip pricing as of June 15, 2015. D&M/Booked Assumptions  533 MBOE gross type curve ▫ 78% Oil ▫ Initial rate: 17,950 bopm ▫ di: 99.3% ▫ dm: 7.0% ▫ b-factor: 1.5  Booked CWC: $8.5 million  Recent CWC $6.3 million (before pump) Middle Bakken: Type Curve Assumptions 0 20 40 60 80 100 0 200 400 600 800 1000 1200 1 31 61 91 121 151 181 211 241 271 301 331 361 W ELL COUN T B O E DAYS Abraxas Bakken Wells, McKenzie ND All Well Average vs Type 0 10 20 30 40 50 $5,000 $6,000 $7,000 $8,000 $9,000 R OR ( % ) CAPEX (M$)

Bakken / Three Forks

Focused on Execution

ABRAXAS

Well	Objective	Lat. Length [(1)]	Stages [(1)]	30-day IP (boepd) [(1,2)]	Status
Ravin 1H	Three Forks	10,000	23	391	Producing
Stenehjem 1H	Middle Bakken	6,000	17	688	Producing
Jore Federal 3H	Three Forks	10,000	35	510	Producing
Ravin 26-35 2H , 3H	Middle Bakken	10,000	16	524	Producing
Lillibridge 2H, 4H	Three Forks	9,000	28	940	Producing
Lillibridge 1H, 3H	Middle Bakken	10,000	33	1,283	Producing
Lillibridge 6H, 8H	Three Forks	10,000	33	971	Producing
Lillibridge 5H, 7H	Middle Bakken	10,000	34	1,027	Producing
Jore 1H	Three Forks	10,000	33	1,037	Producing
Jore 2H, 4H	Middle Bakken	10,000	33	904	Producing
Ravin 4H, 5H, 6H, 7H	Middle Bakken	10,000	33	1,254	Producing, first MB downspacing test
Stenehjem 2H, 4H	Three Forks	10,000	33	863	Producing, first TF downspacing test
Stenehjem 3H	Middle Bakken	10,000	33	1,057	Producing
Jore 5H, 6H, 7H, 8H	Middle Bakken	10,000	33	819	Producing
Stenehjem 5H	Middle Bakken	10,000	NA	NA	Prepping for completion
Sten-Ravin 1H, Ravin 8H	Three Forks	10,000	NA	NA	Prepping for completion
Stenehjem 10H	Three Forks	10,000	NA	NA	Intermediate cased
Stenehjem 11H	Middle Bakken	10,000	NA	NA	Intermediate cased
Stenehjem 12H	Three Forks	10,000	NA	NA	Drilling intermediate
Stenehjem 13H	Middle Bakken	10,000	NA	NA	Surface cased
Stenehjem 14H	Three Forks	10,000	NA	NA	Surface cased
Stenehjem 15H	Middle Bakken	10,000	NA	NA	Surface cased

(1) Represents the approximate, average lateral length, number of stages and 30-day IP for each group of wells.
(2) The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.

17

18 Powder River Basin Campbell & Converse Co., WY Powder River Basin: Turner Sandstone  Porcupine Field ▫ 26/9 gross/net wells ▫ Approximately 2,300 net acres  Permitting two additional locations  Hedgehog State 16-2H ▫ Cum Production (1): 312 mboe ▫ Gross/net: 76/64 mbo ▫ Gross/net: 1,417/1,197 mmcf ▫ Current Production (2) ▫ 41 bopd, 840 mcfpd, 40 bpd NGLs (1) Cum production estimated through May 31, 2015. (2) Monthly average for the month of December 2014. Hedgehog 16-2H Production

19 Abraxas’ Eagle Ford Properties ~10,819 Net Acres Jourdanton Area  Atascosa County  Black oil  7,352 net acres Cave Area  McMullen County  Black oil  411 net acres Dilworth East Area  McMullen County  Oil/condensate  1,148 net acres Yoakum Area (not shown)  Dewitt and Lavaca County  Dry gas  1,908 net acres Jourdanton Area Cave Area Dilworth East Area

20 Eagle Ford Jourdanton Jourdanton  7,352 net acre lease block, 100% WI  90+ well Eagle Ford potential  Austin Chalk and Buda also prospective  North Fault Block ▫ Held by production ▫ Eight wells drilled ▫ 36+ additional potential well locations  South Fault Block ▫ One well drilled ▫ 42+ additional potential well locations  Remaining 2015 Activity ▫ Seismic reinterpretation  Abraxas Type Curve ▫ 267 Mboe (Gross, 5,000’ lateral) ▫ 95% oil ▫ Booked CWC: $7.0 million

21 Eagle Ford Dilworth East Dilworth East  1,148 acre lease block, 100% WI  11 additional locations (red) ▫ Eight, 5,000-5,500’ lateral locations ▫ Three, 8,500’ lateral locations  R. Henry 2H ▫ 30 day IP: 780 boepd (1) ▫ On production  R. Henry 1H ▫ 30 day IP: 703 boepd (1) ▫ On production  Abraxas Type Curve ▫ 219 Mboe (Gross, 5,000’ lateral) ▫ 57% oil ▫ Booked CWC: $7.5 million (1) The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.

22 Eagle Ford Cave Cave  411 net acre lease block, 100% WI  Lower Eagle Ford fully developed ▫ Four 9,000’ lateral locations  Best month cumulative oil shown in green ▫ Offset operators : 8-10 mbo ▫ Abraxas Dutch 2H: 29 mbo  Dutch 1H ▫ 30 day IP: 786 boepd (1)  Dutch 2H ▫ 30 day IP: 1,093 boepd (1)  Dutch 3H ▫ 30 day IP: 888 boepd (1)  Dutch 4H ▫ 30 day IP: 926 boepd (1) (1) The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.

23 Well Area Lat. Length (1) Stages (1) 30-day IP (boepd) Status T-Bird 1H Nordheim 5,102 15 1,202 (2) Sold 13 WyCross Wells WyCross 5,000 – 7,500 18 – 29 466 – 1,184 (2,3) Sold Blue Eyes 1H Jourdanton 5,000 22 527 (2,4) Producing Snake Eyes 1H Jourdanton 5,000 18 759 (2,4) Producing Spanish Eyes 1H Jourdanton 5,000 19 213 (2,4) Producing Eagle Eyes 1H Jourdanton 3,800 18 249 (2,4) Producing Ribeye 1H Jourdanton 7,000 21 240 (2,4) Producing Ribeye 2H Jourdanton 7,000 28 389 (2,4) Producing Cat Eye 1H Jourdanton 7,000 26 491 (2,4) Producing Grass Farm 2H Jourdanton 5,000 29 193 (2,4) Producing Dutch 2H Cave 9,000 36 1,093 (2) Producing Dutch 1H Cave 9,000 37 786 (2) Producing Dutch 3H Cave 9,000 37 888 (2) Producing Dutch 4H Cave 9,000 37 926 (2) Producing R Henry 2H Dilworth East 5,000 19 780 (2) Producing R. Henry 1H Dilworth East 5,000 34 703 (2) Producing Eagle Ford Focused on Execution (1) Represents the approximate, average lateral length and number of stages for each well. (2) The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas. (3) Represents the range for WyCross wells. (4) 30 day IP equivalent to highest 30 days of production after the well was placed on sub-pump.

24 Why Abraxas? Low Risk Bakken Development Substantial Unbooked Potential Upside Significant Operational and Financial Flexibility Strong Rate of Return Driven Production Growth Prudent Financial Management

25 Appendix

Additional Assets

	Opportunity Overview	Abraxas Assets	2015 Development
Powder River Basin	▪ Stacked pay, liquids-rich horizontal opportunities in Campbell, Converse and Niobrara Counties, Wyoming	▪ Primarily in Converse and Campbell counties ▪ Appx 2,088 net acres at Porcupine and 14,245 net acres at Brooks Draw ▪ Hedgehog State 16-2H: Cum prod. (31 mos): 260 mboe, 26% Oil	▪ No capital budgeted for 2015
Permian Basin	▪ Large inventory conventional and unconventional targets ▪ Emerging, oil-focused horizontal drilling opportunities	▪ 30,891 total net acres ▪ Average production 913 boepd, ~50% liquids (1)	▪ Three vertical completions
Raven Drilling	▪ Abraxas 100% wholly owned subsidiary ▪ $18.1 million in NBV secured against $3.6 million in rig debt (2)	▪ One 2,000 horsepower, SCR walking rig currently pad drilling in the Bakken ▪ Subsidiary includes man camp and additional related rig equipment	▪ No capital budgeted for 2015
Surface / Yards / Field Offices / Building	▪ Surface ownership in numerous legacy areas ▪ Surface/Yards Field Offices: $8.9 million of Book / Appraised / Tax Value (3) ▪ Building: appraised value ~$6.1 million secured against $4.2 million mortgage (2)	▪ Surface : 610 acres Scurry, TX; 1,769 acres in San Patricio, TX; 12,178 acres Pecos, TX; 590 acres McKenzie, ND; 50 acres DeWitt, TX; 15 acres Atascosa, TX ▪ Yards/Offices/Structures: Sinton, TX; Scurry, Texas; McKenzie, ND; ▪ 24,924 square foot office building	▪ No capital budgeted for 2015

(1) *Average for month of December 31, 2014*
(2) *As of June 30, 2015*
(3) *As of December 31, 2015*

26

27 Powder River Basin Turner Sandstone Horizontal Play Powder River Basin: Turner Sandstone  Isopach of Turner thickness  Multiple producing vertical wells, tight sandstone  Horizontal exploitation with multi-stage fracs recently  Porcupine Area ▫ Approximately 2,088 net acres  Brooks Draw Area ▫ Approximately 14,245 net acres

28 Edwards (South Texas)  PDP: 8.3 bcfe (net)(3)  Previous risked offsetting PUD locations: 27.9 bcfe (net) (4) ▫ 11 gross / 7 net locations dropped to PRUD (SEC 5 year rule)  7 gross / 5 net locations drilled / completed, yet to be frac’d: unbooked  Edwards economics ▫ New drill: $7.0 million well / 4.0 bcfe EUR / F&D $1.73/mcfe (5) ▫ 20% ROR at $4.30/mcfe realized price (5) ▫ Refrac: $0.7 million well / 0.5 bcfe EUR / F&D $1.40/mcfe ▫ 20% ROR at $1.98/mcfe realized price (5) Montoya / Devonian (Delaware Basin, West Texas)  PDP 17.1 bcfe (net) (3)  Previous risked offsetting PUD locations: 29.7 bcfe (net) (4) ▫ 12 gross/ 6 net locations dropped to PRUD (SEC 5 year rule)  Montoya economics ▫ $5.0 million well / 6.6 bcfe EUR / F&D $.75/mcfe (5) ▫ 20% ROR at $3.16/mcfe realized price (5)  Devonian economics ▫ $5.8 million well / 7.6 bcfe EUR / F&D $0.76/mcfe (5) ▫ 20% ROR at $2.51/mcfe realized price (5) Other  Eagle Ford Shale, Yoakum: 1,908 net acres / ~24 net locations, unbooked  Permian, Hudgins Ranch: 3 gross / 2.6 net PSUD locations, 9.1 bcfe (net) (5)  Williston Basin, Red River: 1 gross / .8 net PRUD location, 2.1 bcfe (net) (5) (1) Net of purchase price adjustments (2) PV10 calculated using strip pricing and internal reserve report as of 5/1/12; production and reserves as of 5/1/12. (3) Based on December 31, 2013 reserves. (4) Management estimate based on previously booked PUD reserves. (5) Management estimate 2012 Ward County Acquisition  Acquisition of Partners’ Interests in West Texas  Purchase Price $6.7mm(1)  PDP PV -15 $6.7mm(2)  Production 1,440 mcfepd(2)  Reserves 7.613 bcfe(2)  Production $4,650/mcfe/day  Reserves: $.88/mcfe Abraxas’ “Hidden” Gas Portfolio

29 Sharon Ridge/Westbrook: Clearfork Trend  89 active wells ▫ San Andres, Glorietta, Clearfork ▫ Cooperative water flood on some leases  110 potential (1) new-drills, recompletes or workovers  Abraxas New Drill Type Curve ▫ 31 Mbo (100% oil) ▫ Gross/Net CWC: $0.75/$0.6 million Permian Basin Sharon Ridge - Westbrook: Clearfork Trend (1) Potential locations and prospective acres based on an internal geologic and technical evaluation of the area and offset activity. These locations have yet to be audited by our third party engineer Degolyer & Macnaughton.

30 Ward County  2,592/2,196 gross/net prospective (1) acres  28 potential (1) gross Wolfcamp locations ▫ Potential (1) Wolfcamp locations shown in green ▫ Wolfcamp production shown in red ▫ Wolfcamp permits show in in blue ▫ Wells shown > 7,600’ Permian Basin Reeves/Ward County Bone Spring/Wolfcamp Potential Ward County  413/340 gross/net prospective (1) acres  3 potential (1) gross 2nd Bone Spring locations ▫ Potential (1) Bone Spring locations shown in green ▫ Bone Spring production shown in red ▫ Wells shown > 7,600’ (1) Potential locations and prospective acres based on an internal geologic and technical evaluation of the area and offset activity. These locations have yet to be audited by our third party engineer Degolyer & Macnaughton.

31 Abraxas Cherry Canyon Field:  30 Active Wells, three zones  Waterflood potential ▫ 27 active wells ▫ Eight Proposed Injection Wells  Horizontal potential  Cum production (1) ▫ ~5 mmboe Gross  Current production (2) ▫ 149 boepd Net Permian Basin Bell, Cherry and Brushy Canyon Production (1) Cum production estimated through December 31, 2014. (2) Monthly average for the month of December 2014.

32 Howe Deep:  One active Montoya well  Five active Devonian wells  Horizontal Wolfcamp Potential  Cum production (1) ▫ ~62 bcf Gross  Current production (2) ▫ 952 mcfepd Net Permian Basin Howe Deep (1) Cum production estimated through December 31, 2014. (2) Monthly average for the month of December 2014.

33 R.O.C. Deep:  Six active Montoya wells  Four active Devonian wells  One active Ellenburger well  Cum production (1) ▫ ~138 bcf Gross  Current production (2) ▫ 1,351 mcfepd Net Permian Basin R.O.C. Deep (1) Cum production estimated through December 31, 2014. (2) Monthly average for the month of December 2014.

34 Portilla Field San Patricio County, TX Portilla Field  Annual CAPEX of ~$1 million to maintain flat decline rate  Infill and work over opportunities  100% WI ownership  Abraxas owns 1,769 surface acres  Ideal CO2 candidate, ▫ 10% additional recovery = 8 mmbo  Cum Production (1) ▫ ~80 mmbo + ~92 bcf Gross from Frio sands  Current Production (2) ▫ 231 boepd Net 100% Surface Ownership (1) Cum production estimated through December 31, 2014. (2) Monthly average for the month of December 2014.

35 Abraxas Hedging Profile (1) Straight line average price. (2) 2000 bbls/day Jun 2015 – Dec 2015 WTI Collars Remainder 2015 2016 2017 Oil Swaps (bbls/day) 948 608 NYMEX WTI (1) $84.10 $78.55 Oil Collars (bbls/day) 2000 (2) 1000 Average WTI Ceiling $70.00 $71.00 Average WTI Floor $55.00 $60.00 Average WTI Sub-Floor $45.00 Natural Gas (mmbtu/day) 1450 NYMEX Henry Hub (1) $4.04

36 EBITDA Reconciliation EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of EBITDA and Adjusted EBITDA to net income for the periods presented. (In thousands) Year End Three Months End 2010 2011 2012 2013 2014 Net income $1,766 $13,743 ($18,791) $38,647 $62,994 Net interest expense 9,098 4,891 5,516 4,577 2,009 Income tax expense (79) (77) 310 700 (12) Depreciation, depletion and amortization 16,212 16,194 23,016 26,632 43,139 Amortization of deferred financing fees 2,479 1,762 937 1,367 934 Stock-based compensation 1,560 1,987 2,091 2,114 2,703 Impairment 4,787 0 19,774 6,025 0 Unre lized (gain) loss on derivative contracts (10,285) (7,476) (2,669) (2,561) (24,876) Realized (Gain) loss on interest derivative contract 0 0 214 0 0 E ings fro equity method investment 473 (2,187) (2,207) 0 0 (Gain) on sale of properties 0 0 0 (33,377) (1,318) Other non-cash items (119) 316 97 539 0 EBITDA $25,892 $29,153 $28,288 $44,663 $85,572 Credit facility borrowings $136,000 $115,000 $113,000 $33,000 $70,000 Debt/EBITDA 5.3x 3.9x 4.0x 0.7x 0.8x

37 TTM EBITDA Reconciliation EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of EBITDA and Adjusted EBITDA to net income for the periods presented. (In thousands) Three Months End 30-Sep-14 31-Dec-14 31-Mar-15 30-Jun-15 TTM Net income $25,399 $30,132 ($6,350) ($6,429) $42,752 Net interest expense 406 503 694 816 2,419 Income tax expense 0 (287) 0 0 (287) Depreciation, depletion and amortization 13,836 12,698 12,069 8,637 47,240 Amortization of deferred financing fees 150 155 319 162 786 Stock-based compensation 582 653 810 1,440 3,485 Impairment 0 0 0 0 0 Unrealized (gain) loss on derivative contracts (9,980) (22,977) 4,276 5,470 (23,211) Realized (Gain) loss on interest derivative contract 0 0 0 0 0 Realized (Gain) loss on monetized derivative contracts 0 0 0 4,610 4,610 Earnings fro equity method investment 0 0 0 0 0 (Gain) loss on discontinued operations 140 (1,840) 20 0 (1,681) Other non-cash items 141 140 139 143 563 EBITDA $30,674 $19,177 $11,977 $14,850 $76,677 Credit facility borrowings $108,000 Debt/EBITDA 1.41x

38 Standardized Measure Reconciliation PV-10 is the estimated present value of the future net revenues from our proved oil and gas reserves before income taxes discounted using a 10% discount rate. PV-10 is considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. We believe that PV-10 is an important measure that can be used to evaluate the relative significance of our oil and gas properties and that PV-10 is widely used by securities analysts and investors when evaluating oil and gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV-10 on the same basis. PV-10 is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes. The following table provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows at December 31, 2014: Total Proved 31-Dec-14 Future Gross Revenue $2,946,483 Production and Ad Valorem Taxes (278,791) Operating Expenses (613,162) Capital Costs (551,591) Abandonment Costs (5,654) Future Net Revenue 1,497,285 Present Worth at 10 Percent 637,443 Present value of future income taxes discounted at 10% (147,907) Standardized measure of discounted future net cash flows $489,536

39 NASDAQ: AXAS